Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF RESTAURANT LEADERS FUND – MENU*

Supplement dated September 25, 2017 to the Prospectus and Statement of Additional Information dated October 24, 2016, as supplemented

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus and Statement of Additional Information of the USCF Restaurant Leaders Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”), dated October 24, 2016. This supplement should be read in conjunction with the Prospectus and Statement of Additional Information. Terms not defined herein shall have the meanings ascribed to them in the Prospectus. Please read this Supplement and keep it with your Prospectus for future reference.

At a meeting held on September 22, 2017, the Board of Trustees of the Trust approved the liquidation and closure of the Fund. Accordingly, at the close of business on or about October 10, 2017, the Fund will no longer accept creation orders. Trading on the NYSE Arca, Inc. will cease prior to market open on October 13, 2017. The Fund will cease operations, liquidate its assets, and distribute proceeds to shareholders of record on or about October 20, 2017 (the “Liquidation Date”).

Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any capital gains and dividends as of that date. Prior to the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not tracking its Index and increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of the Fund may sell their holdings on the NYSE Arca, Inc. prior to October 13, 2017. Customary brokerage charges may apply to such transactions. From October 13, 2017 through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the redemptions. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

For additional information regarding the liquidation, shareholders of the Fund may call 1-800-920-0259.

USCF ETF Trust • c/o ALPS Distributors, Inc.

1290 Broadway • Suite 1100 Denver • Colorado 80203

1-800-920-0259 • www.uscfinvestments.com

Please retain this supplement for future reference.